UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 1, 2017

ARROW ELECTRONICS, INC.
(Exact Name of Registrant as Specified in Charter)

NEW YORK	1-4482	11-1806155
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9201 EAST DRY CREEK ROAD, CENTENNIAL, COLORADO 80112
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (303) 824-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 20.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

ITEM 1.01.    Entry into a Material Definitive Agreement.

On June 1, 2017, Arrow Electronics, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Mizuho Securities USA LLC, as the underwriters named therein (together, the “Underwriters”), to sell to the Underwriters, who severally have agreed to purchase, $500 million aggregate principal amount of the Company’s 3.875% Notes due January 12, 2028 (the “Notes”). The Notes were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s registration statement on Form S-3 (File No. 333-207042) filed with the Securities and Exchange Commission (the “Commission”) on September 21, 2015, as amended by Post-Effective Amendment No.1 filed with the Commission on June 1, 2017.

The Underwriting Agreement contains customary representations, warranties and covenants by the Company, and customary closing conditions, indemnification rights and termination provisions.

The sale of the Notes is expected to close on June 12, 2017, subject to the satisfaction of the closing conditions set forth in the Underwriting Agreement. The Notes will be issued under an Indenture, dated as of June 1, 2017, between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by a Supplemental Indenture, to be dated as of June 12, 2017, between the Company and the Trustee.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and incorporated herein by reference.

ITEM 9.01.    Financial Statements and Exhibits.
(d)    Exhibits
1.1     Underwriting Agreement, dated as of June 1, 2017, among Arrow Electronics, Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Mizuho Securities USA LLC, as the underwriters named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2017
ARROW ELECTRONICS, INC.

By:     /s/ Gregory P. Tarpinian
Name:     Gregory P. Tarpinian

Title:	Senior Vice President, General Counsel, and Secretary

EXHIBIT INDEX

Exhibit    Description

1.1	Underwriting Agreement, dated as of June 1, 2017, among Arrow Electronics, Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Mizuho Securities USA LLC, as the underwriters named therein.